                                                                 EXHIBIT 4.1

                              AMENDED AND RESTATED
                              HOME PROPERTIES, INC.
                             2003 STOCK BENEFIT PLAN

1.   PURPOSES OF THE PLAN

     The  purposes of this  Amended and  Restated  2003 Stock  Benefit Plan (the
"Plan") are to enable Home Properties, Inc. (the "Company") and its Subsidiaries
to attract  and retain the  services of  individuals  who are  important  to the future success of the Company,  including key  employees,  as well as members of the Board of  Directors  and to  provide  them  with  increased  motivation  and incentive  to exert  their best  efforts  to enhance  the long term value of the
Company by enlarging their personal stake in its success.

2.  GENERAL PROVISIONS

         2.1   Definitions

               As used in the Plan:

               (a)  "Award" means a grant of a Stock Option or Restricted Stock.

               (b)  "Board of  Directors"  means the Board of  Directors  of the
                    Company.

               (c)  "Business  Day" means any day other than a Saturday,  Sunday or a day on  which  state  or  federally  chartered  banking institutions  in New York City, New York are not required to be open.

               (d)  "Business  Combination"  means a  reorganization,  merger or consolidation  or  sale  or  other  disposition  of  all  or substantially all of the assets of the Company.

               (e)  "Change of Control" means:

                    (i) The  acquisition  by any Person  within  the  meaning of
                    Section   13(d)(3)  or  14(d)(2)  of  the  Exchange  Act  of
                    beneficial  ownership  (within  the  meaning  of Rule  13d-3 promulgated  under  the  Exchange  Act)  of 25% or  more  of
                    either:   (y)  the  Outstanding   Company  Equity,   or  (z)
                    Outstanding  Company Voting Securities;  provided,  however, that for  purposes of this  subsection  (i),  the  following acquisitions  shall not constitute a Change of Control:  (A)
                    any   acquisition   directly   from  the   Company  or  Home
                    Properties,  L.P., (B) any  acquisition by the Company,  (C)
                    any  acquisition  by any  employee  benefit plan (or related trust)  sponsored or maintained by the Company or any Person controlled  by the Company,  or (D) the  acquisition  by any
                    Person pursuant to a transaction which complies with clauses
                    (y) and (z) of subparagraph (iii) below; or

                    (ii)  Individuals  who constitute the Incumbent  Board cease for any  reason to  constitute  at least a  majority  of the
                    Board of Directors;  provided,  however, that any individual
                    becoming  a  director   subsequent  to  May  6,  2003  whose
                    election,  or  nomination  for  election  by  the  Company's stockholders,  was approved by a vote of at least two-thirds of the directors then  comprising the Incumbent  Board shall be considered as though such individual were a member of the
                    Incumbent  Board,  provided,  however,  any individual whose initial  assumption  of  office  occurs  as a  result  of an acquisition  of any  equity  interest  in the  Company or an actual or  threatened  election  contest with respect to the
                    election  or  removal  of   directors  or  other  actual  or
                    threatened  solicitation  of  proxies or  consents  by or on behalf of a Person other than the Incumbent  Board shall not be deemed a member of the Incumbent Board; or

                    (iii) consummation of a Business Combination,  in each case, unless:  (y) following such Business Combination, (A) all or substantially  all of the  individuals and entities who were the  beneficial  owners,  respectively,  of the  Outstanding
                    Company Equity and  Outstanding  Company  Voting  Securities
                    immediately prior to such Business Combination  beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding  shares of common stock or other equity and the combined voting power of the then outstanding voting securities  entitled to vote  generally  in the  election of directors,  as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity  which  as a  result  of such  transaction  owns  the
                    Company or all or substantially  all of the Company's assets either  directly  or through  one or more  subsidiaries)  in substantially  the  same  proportions  as  their  ownership, immediately  prior  to  such  Business  Combination  of  the
                    Outstanding  Company Equity and  Outstanding  Company Voting
                    Securities, as the case may be, (B) no Person (excluding any entity  resulting  from  such  Business  Combination  or any employee  benefit plan (or related  trust) of the Company or
                    such  entity  resulting  from  such  Business   Combination)
                    beneficially owns,  directly or indirectly,  25% or more of, respectively, the then outstanding shares of common stock or other equity of the entity or similar  voting control of the entity  resulting  from such  Business  Combination,  or the
                    combined  voting  power  of  the  then  outstanding   voting
                    securities  of such  entity  except to the extent  that such ownership existed prior to the Business Combination, and (C)
                    at least a majority of the members of the board of directors of the entity resulting from such Business  Combination were members of the Incumbent  Board at the time of the execution of the initial  agreement,  or of the action of the Board of
                    Directors,  providing for such Business Combination,  or (z)
                    prior to such  Business  Combination,  the  Incumbent  Board determines in good faith and in the  reasonable  exercise of
                    its  discretion,   by  the  affirmative  vote  of  at  least
                    two-thirds of its members,  that the Business Combination is not a  transaction  which was  intended  to be a "Change  of
                    Control" for purposes of this Plan; or

                    (iv)  Approval  by  the  stockholders  of the  Company  of a complete liquidation or dissolution of the Company or by the partners of Home Properties,  L.P. of a complete liquidation of Home Properties,  L.P., provided that such liquidation or dissolution is not abandoned by the Board of Directors.

               (f)  "Code"  means the Internal  Revenue Code of 1986,  including any and all amendments thereto.

               (g)  "Committee"  means the  committee  appointed by the Board of
                    Directors  from time to time to administer the Plan pursuant to Section 2.2. Until changed by the Board of Directors, the
                    Committee shall be the  Compensation  Committee of the Board of Directors.

               (h)  "Common  Stock" means the Company's  Common Stock,  $.01 par value.

               (i)  "Company"  means  Home  Properties,  Inc.  and  any  of  its predecessors, subsidiaries or successors.

               (j)  "Eligible Director" means a member of the Company's Board of
                    Directors who is not otherwise an employee of the Company or any Subsidiary.

               (k)  Director's Option" means an option grant made to an Eligible
                    Director pursuant to Section 4.2.

               (l)  "Exchange Act" means the Exchange Act of 1934, including any and all amendments thereto.

               (m)  "Executive Officer" means each officer of the Company who is subject to the reporting provisions and trading restrictions of Section 16 of the Securities Exchange Act of 1934.

               (n)  "Exercise  Date"  means the date that the notice of exercise and  payment  are  received  by the office of the  Corporate
                    Secretary of the Company or its designee as to the number of shares as to which the option is then being exercised.

               (o)  "Fair Market Value" means,  with respect to a specific date,
                    (a) if the Common  Stock is listed or admitted to trading on any  securities  exchange  or the  NASDAQ - National  Market
                    System,  the closing  price on such day, or if no sale takes place on such day,  the average of the closing bid and asked prices on such day, or (b) if the Common Stock is not listed or  admitted  to trading on any  securities  exchange or the
                    NASDAQ - National  Market  System,  the last  reported  sale price on such day or,  if no sale  takes  place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the
                    Committee, or if no such last reported sale price or closing bid and asked  prices  are  available,  the  average  of the reported  high bid and low  asked  prices  on such  day,  as reported by a reliable  quotation  source  designated by the
                    Committee,  or if there shall be no bid and asked  prices on such day, the average of the high bid and low asked  prices, as so  reported,  on the  most  recent  day (not  more  than ten days  prior to the date in  question)  for which  prices have been so reported; provided that if there are no bid and asked prices  reported during the ten days prior to the date in question, the Fair Market Value of the Common Stock shall be determined  by the Committee  acting in good faith on the basis  of  such  quotations  and  other  information  as  it considers, in its reasonable judgment, appropriate.

               (p)  "Good Cause" means that a  Participant's  employment  by the
                    Company  has been  terminated  by  written  notice  because:
                    (i) of  his  or  her  conviction  of a  felony  for a  crime involving an act of fraud or dishonesty, (ii) of intentional
                    acts  or  omissions  on  such   Participant's  part  causing
                    material  injury to the property or business of the Company, or (iii) such  Participant  shall have breached any material term of any  employment  agreement  in  place  between  such
                    Participant and the Company and shall have failed to correct such breach  within any grace  period  provided  for in such agreement.  "Good cause" for  termination  shall not include bad judgment or any act or omission  reasonably  believed by such  Participant,  in good  faith,  to have been in, or not opposed to, the best interests of the Company.

               (q)  "Incentive  Stock Option" means an option  granted under the
                    Plan that is  intended  to  qualify  as an  incentive  stock option under Section 422 of the Code.

               (r)  "Incumbent  Board" means the  individuals  who, as of May 6,
                    2003, constitute the Board of Directors.

               (s)  "Non-Qualified  Stock Option" means an option  granted under the Plan that is not an Incentive Stock Option.

               (t)  "Outstanding   Company   Equity"   means   either  the  then
                    outstanding  shares  of  Common  Stock  of  the  Company  or interests in Home Properties, L.P.

               (u)  "Outstanding  Company Voting  Securities" means the combined voting power of the  outstanding  voting  securities  of the
                    Company  entitled  to  vote  generally  in the  election  of directors.

               (v)  "Participant"  means a  person  to whom an  Award  has  been granted under the Plan.

               (w)  "Person" means any individual, entity or group.

               (x)  "Restricted Stock" means shares of Common Stock awarded to a
                    Participant   subject  to  such   conditions   on   vesting,
                    transferability  and other  restrictions  as are provided in
                    Sections  5.1,  5.2  and 5.3 of  this  Plan or as  otherwise established by the Committee.

               (y)  "Retirement" means with respect to an employee Participant a retirement  pursuant  to the  Company's  policies  and  with
                    respect  to  an  Eligible   Director  means:  (i)  mandatory
                    retirement  pursuant to Board policy; or (ii) termination of services by deciding not to stand to re-election.

               (z)  "Rule  16b-3"  means  Rule  16b-3   promulgated   under  the
                    Securities  Exchange  Act of 1934,  as amended  from time to time, or any successor rule.

               (aa) "Stock  Option"  means  an  Incentive   Stock  Option  or  a
                    Non-Qualified Stock Option granted under the Plan.

               (bb) "Subsidiary"  means Home  Properties,  L.P., Home Properties
                    Management,  Inc., Home Properties Resident Services,  Inc.,
                    any  partnership of which the Company is general partner and holder of a majority of interests or any corporation  (other than the  Company)  in an  unbroken  chain  of  corporations beginning  with the Company if, at the time of the  granting of the Stock Option, each of the corporations other than the last  corporation  in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

               (cc) "Total   Disability"  means  permanent  mental  or  physical
                    disability as determined by the Committee.

         2.2    Administration of the Plan

               (a)  The Plan shall be administered by the Committee appointed by the Board of Directors  which shall at all times  consist of three(3) or more  persons,  each of whom shall be members of the Board of Directors and shall qualify as an  "independent director"  within the meaning of the New York Stock Exchange
                    Listed Company Manual,  as amended from time to time and any successor  thereto,  as an  "outside  director"  within  the meaning of Section 162(m) of the Code and as a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange  Act.  The Board of Directors  may from time to time remove  members from, or add members to, the Committee.
                    Vacancies  on the  Committee,  howsoever  caused,  shall  be filled by the Board of Directors. The Committee shall select one of its members as Chairman,  and shall hold  meetings at such times and places as it may determine.

               (b)  The  Committee  shall  have the full  power,  subject to and within  the  limits  of  the  Plan,  to:  (i) interpret  and administer the Plan, and any Awards made under it; (ii) make and interpret rules and  regulations for the  administration of the Plan and to make changes in and revoke such rules and regulations  (and  in the  exercise  of  this  power,  shall generally  determine all questions of policy and  expediency that may arise and may  correct  any  defect,  omission,  or inconsistency  in the Plan or any agreement  evidencing  the grant of any  Award in a manner  and to the  extent it shall deem  necessary  to make the Plan  fully  effective);  (iii)
                    determine  those persons to whom Awards shall be granted and the  number of  Awards  and the  nature of the  Awards to be granted to any person subject to any limitations  imposed by applicable law or regulations or resolutions of the Board of
                    Directors of the Company; (iv) determine the terms of Awards granted under the Plan,  consistent  with the  provisions of the  Plan;  and (v)  generally,  exercise  such  powers  and perform such acts in connection  with the Plan as are deemed necessary or expedient to promote the best  interests of the
                    Company.   The   interpretation   and  construction  by  the
                    Committee  of any  provisions  of the  Plan or of any  Award shall be final, binding and conclusive.

               (c)  The Committee may act only by a majority of its members then in office;  however,  the Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

               (d)  No member of the  Committee  shall be liable  for any action taken or omitted to be taken or for any  determination  made by him or her in good  faith with  respect to the Plan,  and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability  (including any sum paid in settlement of a claim with the approval of the  Committee)  arising out of any act or omission in connection with the administration or interpretation  of the  Plan,  unless  arising  out of  such person's own fraud or bad faith.

         2.3        Effective Date

                    This Amended and Restated  2003 Stock  Benefit Plan has been adopted  by the Board of  Directors  and shall be  effective upon approval by the Company's stockholders.

         2.4        Duration

                    The Plan shall remain in effect until the later of: (a) last expiration  date of any Stock Option  awarded under the Plan and (b) the last vesting date of any Restricted  Stock Award under the Plan.

         2.5        Shares Subject to the Plan

                    The  maximum  number of shares of Common  Stock which may be subject to Awards granted under the Plan shall be 2,859,475, which shall be available for issuance as follows:

                    Stock Options to employees                   2,500,000
                    Restricted Stock to employees                  110,000
                    Director Options to Eligible Directors         220,000
                    Restricted Stock to Eligible Directors          29,475

                    The Awards shall be subject to adjustment in accordance with
                    Section 6.1, and shares to be issued upon exercise of Awards may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired  by the  Company  for any  purpose.  If an Award or portion thereof shall expire or is terminated,  cancelled or surrendered  for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Award or portion  thereof shall be available for future grants of Awards under the Plan.

         2.6        Amendments

                    The Plan may be  suspended,  terminated  or  reinstated,  in whole or in part,  at any  time by the  Board of  Directors.
                    This  Plan may be  amended  only  with the  approval  of the holders of a majority of the shares of Common Stock eligible to vote.  Notwithstanding  the prior sentence,  the Board of
                    Directors may from time to time make  amendments to the Plan without  shareholder consent if such amendments are made to:
                    (i) reflect a change that is of an  immaterial  nature or to cure any ambiguity; (ii) comply with Section 422 of the Code with respect to Incentive Stock Options,  Rule 16b-3 and the rules of the New York Stock  Exchange  or any  successor  or
                    replacement    provisions   and   any   regulations   issued
                    thereunder; and (iii) to satisfy any requests, conditions or guidelines  contained  in  any  order,  direction,  opinion, ruling  or  regulation  of a  federal  or  state  agency  or contained in federal or state law.

                    Except  as  otherwise   provided   herein,   termination  or
                    amendment  of the Plan shall not,  without  the consent of a
                    Participant,  affect  such  Participant's  rights  under any
                    Award previously granted to such Participant.

                    Subject to the restrictions contained in Section 3.2 of this
                    Plan,  the  Committee  may also amend or modify the grant of any  outstanding  Award in any manner to the extent that the
                    Committee would have had the authority to make such Award as so modified or amended.

         2.7        Participants and Grants

                    Awards, other than Director's Options, may be granted by the
                    Committee  to  those   employees  of  the  Company  who  the
                    Committee determines have the capacity to make a substantial
                    contribution   to  the  success  of  the  Company  with  the
                    intention that Awards will be granted to a broad base of the
                    Company's employees.  The Committee may grant Stock Options, other than  Director's  Options,  to purchase such number of shares  of  Common  Stock  (subject  to the  limitations  of
                    Section 2.5) as the Committee  may, in its sole  discretion, determine.  In granting Stock Options, other than Director's
                    Options,  under the Plan,  the  Committee,  on an individual basis,  may vary the number of  Incentive  Stock  Options or
                    Non-Qualified Stock Options as between  Participants and may grant  Incentive  Stock Options and/or  Non-Qualified  Stock
                    Options to a  Participant  in such amounts as the  Committee may determine in its sole  discretion.  Notwithstanding  the foregoing,  the  maximum  number of  shares of Common  Stock covered by all Awards  granted in any  calendar  year to any
                    Participant may not exceed 200,000 shares.

3.        STOCK OPTIONS

         3.1        General

                    All Stock Options  granted under the Plan shall be evidenced by  written  agreements  executed  by the  Company  and  the
                    Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the  exercise  thereof  and shall  contain  such  investment representations  and  other  terms  and  conditions  as  the
                    Committee may from time to time  determine,  or, in the case of Incentive  Stock  Options,  as may be required by Section
                    422 of the Code, or any other applicable law.

         3.2        Price

                    Subject to the  provisions  of Sections  3.6(d) and 6.1, the exercise  price per share of Common Stock subject to a Stock
                    Option shall,  in no case, be less than one hundred  percent
                    (100%) of the Fair Market  Value of a share of Common  Stock on the date the  Stock  Option is  granted.  Notwithstanding anything to the  contrary  herein,  the  exercise  price per share of Common  Stock  subject to a Stock Option may not be reduced  after the Stock Option is granted.  No  outstanding
                    Stock Option may be  surrendered  as  consideration  for the grant of a new Stock Option with a lower exercise price.

         3.3        Period

                    Subject to the  provisions of Section 3.6(d) the duration or term of each Stock  Option  granted  under the Plan shall be for such period as the Committee  shall  determine but in no event  more  than  ten  (10)  years  from  the date of grant thereof.

         3.4        Exercise

                    Stock Options shall be  exercisable at such time or times as the Committee  shall specify when granting the Stock Option, except that the vesting schedule for any Stock Options shall not be any shorter  than 33.34  percent of such Stock Option on each of the first three (3)  anniversaries of the date of
                    grant.   Once   exercisable,   a  Stock   Option   shall  be
                    exercisable,  in whole or in part,  until the  expiration or termination  of its  terms by  giving a  written  notice  of exercise,  signed by the Person exercising the Stock Option, to the Secretary of the Company at the  principal  office of the Company or to such other Person and address as specified by the corporate  Secretary  specifying the number of shares of Common  Stock as to which the Stock  Option is then being exercised  together with payment of the full exercise  price for the number of shares being purchased. The date both such notice  and  payment  are  received  by  the  office  of the
                    corporate   Secretary  of  the  Company  or  the   corporate
                    Secretary's  designee  shall be the date of  exercise of the
                    Stock  Option as to such  number of shares.  Notwithstanding any  provision to the  contrary,  no Stock Option may at any time be exercised with respect to a fractional share.

         3.5        Payment of Exercise Price

                    The exercise  price for shares of Common Stock as to which a
                    Stock  Option  other  than  a  Director's  Option  has  been exercised  and  any  amount  required  to  be  withheld,  as contemplated by Section 6.3, may be paid:

                    (a)  in cash, or by check, bank draft or money order payable in United  States  dollars to the order of the Company;
                         or

                    (b)  by the  delivery by the  Participant  to the Company of whole  shares  of  Common  Stock  already  owned by the
                         Participant for at least six months having an aggregate
                         Fair  Market  Value on the  Business  Day  prior to the
                         Exercise  Date equal to the  aggregate  of the exercise
                         price of Common  Stock as to which the Stock  Option is
                         then being exercised; or

                    (c)  so long as not  prohibited  by law,  by delivery by the
                         Participant of a properly  executed  exercise notice to
                         the  Company,  together  with  a  copy  of  irrevocable
                         instructions  to a broker to  deliver  promptly  to the
                         Company the amount necessary to pay the exercise price,
                         and, if requested, any applicable withholding taxes and
                         commissions; or

                    (d)  by any combination of (a), (b) or (c) above.

                    The Committee may, in its  discretion,  impose  limitations, conditions and  prohibitions  on the use by a Participant of shares of Common Stock to pay the exercise  price payable by such Participant upon the exercise of a Stock Option.

                    To facilitate the payment alternative described in paragraph
                    (c)  above,  the  Company  may  enter  into  agreements  for coordinated  procedures with one or more brokerage firms. In all events,  no shares of Common Stock shall be delivered by the Company until full payment therefore has been made.

         3.6        Special Rules for Incentive Stock Options

                    Notwithstanding   any  other  provision  of  the  Plan,  the
                    following  provisions shall apply to Incentive Stock Options granted under the Plan:

                    (a)  Incentive  Stock  Options  shall  only  be  granted  to
                         Participants  who are  employees  of the Company or its
                         Subsidiaries.

                    (b)  To the extent that the  aggregate  Fair Market Value of
                         Common  Stock,  with respect to which  Incentive  Stock
                         Options  are  exercisable  for  the  first  time  by  a
                         Participant  during any  calendar  year under this Plan
                         and any  other  Plan of the  Company  or a  Subsidiary,
                         exceeds  $100,000  (determined by using the Fair Market
                         Value as of the grant date),  such Stock  Options shall
                         be treated as Non-Qualified Stock Options.

                    (c)  Any  Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option
                         by sale or exchange  either  within two (2) years after
                         the date of the  grant of the  Incentive  Stock  Option
                         under which the shares were  acquired or within one (1)
                         year of the acquisition of such shares,  shall promptly
                         notify the  Secretary  of the Company at the  principal
                         office of the Company of such  disposition,  the amount
                         realized,  the  exercise  price  per  share  paid  upon
                         exercise and the date of disposition.

                    (d)  No  Incentive  Stock  Option  shall  be  granted  to  a
                         Participant  who, at the time of the grant,  owns stock
                         representing  more than ten percent  (10%) of the total
                         combined voting power of all classes of stock either of
                         the Company or any parent or Subsidiary of the Company,
                         unless the purchase price of the shares of Common Stock
                         purchasable  upon  exercise  of  such  Incentive  Stock
                         Option is at least one hundred  ten  percent  (110%) of
                         the Fair Market Value (at the time the Incentive  Stock
                         Option  is  granted)  of  the  Common   Stock  and  the
                         Incentive  Stock  Option is not  exercisable  more than
                         five (5) years from the date it is granted.

         3.7         Termination of Employment

                    (a)  In  the  event  a   Participant's   employment  by,  or
                         relationship  with, the Company shall terminate for any
                         reason other than those  reasons  specified in Sections
                         3.7(b),  (c),(d) or (e) hereof  while such  Participant
                         holds Stock Options  granted  under the Plan,  then all
                         rights of any kind under any  outstanding  Stock Option
                         held  by  such   Participant   which   shall  not  have
                         previously    lapsed   or   terminated   shall   expire
                         immediately.  If  a  Participant's  employment  by  the
                         Company shall terminate but the Participant  remains or
                         becomes an  Eligible  Director  then the  Participant's
                         relationship  with the Company  shall be deemed to have
                         continued and notwithstanding  anything to the contrary
                         contained  herein,  all  rights  under any  outstanding
                         Stock Option held by such  Participant  which shall not
                         have previously  lapsed or terminated shall continue in
                         full force and effect as granted  except as required by
                         the Code.

                    (b)  If a Participant's employment by, or relationship with, the Company or its  Subsidiaries  shall  terminate as a
                         result of such  Participant's  Total  Disability,  each
                         Stock  Option held by such  Participant  (which has not
                         previously  lapsed  or  terminated)  shall  immediately
                         become  fully  exercisable  as to the  total  number of
                         shares of Common Stock subject thereto  (whether or not
                         exercisable   to  that  extent  at  the  time  of  such
                         termination)  and shall remain so  exercisable  by such
                         Participant   for  a  period  of  one  (1)  year  after
                         termination unless such Stock Option expires earlier by
                         its terms.

                    (c)  In the event of the death of a Participant,  each Stock
                         Option  held  by  such   Participant   (which  has  not
                         previously  lapsed  or  terminated)  shall  immediately
                         become  fully  exercisable  as to the  total  number of
                         shares of Common Stock subject thereto  (whether or not
                         exercisable to that extent at the time of death) by the
                         executor or administrator of the  Participant's  estate
                         or by the  person  or  persons  to  whom  the  deceased
                         Participant's  rights  thereunder  shall have passed by
                         will or by the laws of  descent  or  distribution,  and
                         shall  remain  so  exercisable  for a period of one (1)
                         year after such  Participant's  death unless such Stock
                         Option expires earlier by its terms.

                    (d)  If a  Participant's  employment  by the  Company  shall terminate by reason of such  Participant's  Retirement,
                         each Stock Option held by such  Participant at the date
                         of  termination  (which  has not  previously  lapsed or
                         terminated) shall immediately  become fully exercisable
                         as to the  total  number  of  shares  of  Common  Stock
                         subject  thereto  (whether or not  exercisable  to that
                         extent  at the  time of  such  termination)  and  shall
                         remain so exercisable by such  Participant for a period
                         of one (1) year  after  termination,  unless  the Stock
                         Option  expires  earlier by its terms.  Notwithstanding
                         the  above,  if  a  Participant  as  described  in  the
                         preceding  sentence  is an  Executive  Officer  of  the
                         Company at the time of his or her retirement, then each
                         Stock  Option held by such  Participant  at the date of
                         termination   (which  has  not  previously   lapsed  or
                         terminated)  shall  continue to be  exercisable at such
                         time or times as the  Committee  shall  have  specified
                         when granting the Stock  Option,  except as required by
                         the Code.

                    (e)  In the event the Company terminates the employment of a
                         Participant   for  any  reason   except   "good  cause"
                         (hereafter  defined) and except upon such Participant's
                         death,  Total  Disability  or  Retirement,  each  Stock
                         Option,  which  has been held by such  Participant  for
                         more  than six (6)  months  prior to such  termination,
                         shall  immediately  become fully  exercisable as to the
                         total number of shares of Common Stock subject  thereto
                         (whether  or not  exercisable  as to that extent at the
                         time of such termination) and shall remain  exercisable
                         for a period  of one (1) year  after  such  termination
                         unless such Stock Option expires earlier by its terms.

         3.8        Effect of Leaves of Absence

                    It shall not be considered a termination of employment  when a  Participant  is on  military  or sick leave or such other type  of  leave  of  absence  which  is  considered  by  the
                    Committee as a continuing of the employment  relationship of the Participant with the Company or any of its Subsidiaries.

         3.9        Additional Restrictions on Executive Officers

                    By  accepting a grant of a Stock Option  issued  pursuant to this Plan,  each  Executive  Officer shall be deemed to have agreed that not notwithstanding  anything to the contrary in this Plan: (a) such Executive Officer will not exercise such
                    Stock  Option or any part thereof in such a manner that such
                    Executive  Officer will realize an immediate cash payment in connection  with such  exercise  except that such  Executive
                    Officer may direct that the number of shares of Common Stock as to which the Stock Option is then being  exercised may be sold to pay the exercise  price and any related  withholding taxes to the Company as well as to pay a related  commission to a third party on such  Executive  Officer's  behalf ; and
                    (b) such  Executive  Officer shall retain for a period of no less than one calendar  year  following  the exercise of the
                    Stock Option or any part thereof beneficial  ownership of no less than the same number of shares of the Company's  Common
                    Stock as was  received by such  Executive  Officer  upon the exercise  of that  Stock  Option  or any part  thereof.  The
                    Committee  may waive the  requirements  of this  Section 3.9 with respect to any Executive Officer if they determine such waiver to be appropriate in their sole discretion.

4.        DIRECTOR'S OPTIONS

         4.1        General

                    Each  Director's  Option  granted  under  the Plan  shall be evidenced  by an  agreement  duly  executed on behalf of the
                    Company and by the Eligible Director to whom such Director's
                    Option is  granted  and dated as of the  applicable  date of grant.  Each  agreement  shall be  signed  on  behalf of the
                    Company by an officer or officers  delegated  such authority by the  Committee  using manual  signature.  Each  agreement shall comply with and be subject to the terms and conditions of the Plan.  Any  agreement  may contain  such other terms, provisions and conditions not inconsistent  with the Plan or this Section 4 as may be  determined by the  Committee.  All
                    Director's   Options   granted   under  the  Plan  shall  be
                    Non-Qualified Stock Options.

         4.2        Director's Options

                    Subject  to the  limitation  in  Section  4.1,  an option to purchase the following  number of shares of Common Stock (as adjusted pursuant to Section 6.1 shall be granted in each of the following years immediately following the annual meeting the Company's shareholders,  to each member of the Company's
                    Board of Directors who is an Eligible  Director at such time immediately following such annual meeting.

                              (a)   2005 - 4,000 shares
                              (b)   2006 - up to 4,000 shares
                              (c)   2007 - up to 4,000 shares

                    For the years 2006 and 2007, the Committee  shall  determine the  number of  Director's  Options to be granted to each of the Eligible  Directors (not to exceed 4,000 shares for each year)  based  on an  analysis  of the  amount  and  type  of compensation  paid to the members of the boards of directors of the Company's peer group, as well as other factors as may reasonably be considered by the Committee.

         4.3        Director's Option Exercise Price

                    The exercise  price per share for a Director's  Option shall
                    be  the  Fair   Market   Value   on  the   date  of   grant.
                    Notwithstanding   anything  to  the  contrary  herein,   the
                    exercise  price  per  share of  Common  Stock  subject  to a
                    Director's  Option may not be reduced  after the  Director's
                    Option is granted.  No outstanding  Director's Option may be
                    surrendered  as  consideration   for  the  grant  of  a  new
                    Director's Option with a lower exercise price.

         4.4        Exercise

                    Director's  Options shall be exercisable twenty (20) percent per year on each of the first five (5)  anniversaries of the grant date. Once  exercisable,  a Director's Option shall be exercisable  in whole or in part,  until the  expiration  or termination  of its term in  accordance  with Section 4.6 by giving  written  notice of  exercise,  signed by the  Person exercising  the Director's  Option,  to the Secretary of the
                    Company at the  principal  office of the  Company or to such other  Person  or  entity  as  specified  by  the  corporate
                    Secretary specifying the number of shares of Common Stock as to which  the  Director's  Option  is then  being  exercised together  with  payment of the full  exercise  price for the number of shares of Common Stock to be  purchased.  The date both such notice and  payment are  received by the office of the  corporate  Secretary  of the  Company or the  corporate
                    Secretary's  designee  shall be the date of  exercise of the
                    Director's   Option   as   to   such   number   of   shares.
                    Notwithstanding any provision to the contrary, no Director's
                    Option  may at any  time  be  exercised  with  respect  to a fractional share.

         4.5        Payment of Exercise Price

                    The exercise price may be paid:

                    (a)  in cash, or by check, bank draft or money order payable in United  States  dollars to the order of the Company;
                         or

                    (b)  by the delivery by the Director to the Company of whole shares of Common  Stock  already  owned by the Eligible
                         Director  for at least six months  having an  aggregate
                         Fair  Market  Value on the  Business  Day  prior to the
                         Exercise Date equal to the aggregate  exercise price of
                         the Common  Stock as to which the Stock  Option is then
                         being exercised; or

                    (c)  so long as not  prohibited  by law,  by delivery by the
                         Eligible  Director  of  a  properly  executed  exercise
                         notice  to  the  Company,   together  with  a  copy  of
                         irrevocable   instructions   to  a  broker  to  deliver
                         promptly to the Company the amount necessary to pay the
                         exercise  price  and,  if  requested,   any  applicable
                         commission; or

                    (d)  by any combination of (a), (b) or (c) above.

                    To facilitate the payment alternative described in paragraph
                    (c)  above,  the  Company  may enter into an  agreement  for coordinated  procedures with one or more brokerage firms. In all events,  no shares of Common Stock shall be delivered by the Company until full payment therefore has been made.

         4.6        Term of Director's Options

                    Each Director's  Option shall expire ten (10) years from its date of grant,  but shall be subject to earlier  termination as follows:

                    (a) In the event of the  termination of a Director's  Option holder's  service as a member of the Board of Directors,  by reason  of his or her  removal  as a member  of the Board of
                    Directors  (by the  shareholders,  the Board of Directors or otherwise), the then-outstanding  Director's Options of such holder (whether or not then exercisable) shall automatically expire on (and may not be exercised on) the  effective  date of such termination.

                    (b) In the event of the  termination of a Director's  Option holder's  service as a member of the Board of  Directors  by reason of Total Disability, the then-outstanding  Director's
                    Options of such holder shall become exercisable, to the full extent of the  number of  shares of Common  Stock  remaining covered by such  Director's  Options,  regardless of whether such  Director's  Options were previously  exercisable,  and each such Director's  Option shall expire one (1) year after the date of such  termination  or on the  stated  expiration date, whichever is earlier.

                    (c) In the event of the death of a Director's  Option holder while such holder is a member of the Board of Directors, the then-outstanding  Director's  Options of such  holder  shall become  exercisable,  to the full  extent  of the  number of shares of Common Stock remaining  covered by such Director's
                    Options,  regardless of whether such Director's Options were previously  exercisable,  and each  such  Director's  Option shall  expire  one (1) year  after the date of death of such optionee or on the stated grant expiration  date,  whichever is earlier.

                    Exercise of a deceased holder's  Director's Options that are still  exercisable  shall be by the estate of such holder or by the person or persons to whom the  holder's  rights  have passed by will or the laws of descent and distribution.

                    (d) In the event of the  termination of a Director's  Option holder's,  services as a member of the Board of Directors by reason of Retirement, the then outstanding Directors Options of such holder  (which shall not have  previously  lapsed or terminated) shall continue to be exercisable at such time or times as  shall  have  been  specified  when the  Director's
                    Option was granted.

                    (e) In the event of the  termination of a Director's  Option holder's  service as a member of the Board of Directors  for any reason other than as  described in Sections  4.6(a)-(d), including without  limitation,  expiration of the director's term in office  (without  renomination  or reelection) or by resignation, the then outstanding Director's Options of such holder shall become  exercisable,  to the full extent of the number of shares of Common Stock  remaining  covered by such
                    Director's  Options,  regardless of whether such  Director's
                    Options   were   previously   exercisable,   and  each  such
                    Director's  Option  shall  expire  one (1)  year  after  the effective date of such termination.

         4.7        Limitation of Rights

                    Neither the recipient of a Director's  Option under the Plan nor the  recipient's  successor  or  successors  in interest shall have any rights as a  shareholder  of the Company with
                    respect  to  any  shares  of  Common  Stock   subject  to  a
                    Director's  Option  granted to such person until the date of issuance  of a stock  certificate  for such shares of Common
                    Stock.

         4.8        Limitation as to Directorship

                    Neither the Plan,  nor the granting of a Director's  Option, nor any  other  action  taken  pursuant  to the  Plan  shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director has a right to continue  as a  member  of the  Board of  Directors  for any period of time or at any particular rate of compensation.

         4.9        Limit on Awards to Eligible Directors

                    Notwithstanding  any provision to the contrary,  an Eligible
                    Director  shall not be entitled to receive or participate in any Award under the Plan other than:  (a) Director's Options which are  granted to such  Eligible  Director  pursuant  to
                    Section  4.2 and meet all of the  requirements  of Section 4 applicable thereto;  and (b) Restricted Stock Awards granted to such Eligible  Director  pursuant to Section 5.1 and meet all the requirements of Section 5 applicable thereto.

         4.10       Termination of Director's Options

                    Notwithstanding any provision to the contrary, no Director's
                    Option  shall be granted  pursuant  to Section 4.2 on a date when the  number of shares of Common  Stock  authorized  for issuance  pursuant  to  the  Plan  and  then  available  for issuance pursuant to new Director's Options is less than the aggregate  number of such  shares  which  would be  issuable pursuant  to  Director's  Options  otherwise  required to be granted on such date.

         4.11       Conflicting Provisions

                    In the event of any  conflict  between a  provision  of this
                    Section 4 and a provision in any other paragraph of the Plan with respect to Director's  Options,  such provision of this
                    Section 4 shall be deemed to control.  Except in the case of
                    conflict,   however,   provisions  in  other   sections  are
                    applicable.

         4.12       Additional Restrictions on Directors

                    By accepting a grant of a Director's  Option issued pursuant to this Plan, each Eligible Director shall be deemed to have agreed that notwithstanding anything to the contrary in this
                    Plan:  (a) such  Eligible  Director  will not exercise  such
                    Director's  Option or any part thereof in such a manner that such  Eligible  Director  will  receive  an  immediate  cash payment in connection  with such exercise  except that:  (i)
                    such Eligible  Director may direct that the number of shares of Common  Stock as to which the  Director's  Option is then being exercised may be sold to pay the exercise price to the
                    Company  as well as to pay a related  commission  to a third party  on  such  Eligible  Director's  behalf;  and  (ii) an
                    Eligible  Director  may  receive  cash  to be  used  to  pay applicable  taxes  due  with  respect  to any  taxable  gain realized on the  exercise of that  Director's  Option or any part  thereof  provided  that the cash  received  shall  not exceed 35% (thirty-five  percent) of that gain; and (b) such
                    Eligible  Director shall retain for a period of no less than one calendar year  following the exercise of the  Director's
                    Option or any part thereof  beneficial  ownership of no less than the same number of shares of the Company's Common Stock as was received by such  Eligible  Director upon exercise of that  Director's  Option or any part thereof.  The Committee may waive the requirements of this Section 4.12 with respect to any Eligible Director if they determine such waiver to be appropriate in their sole discretion.

5.       RESTRICTED STOCK AWARDS

         5.1        Grants to Eligible Directors

                    Each of the  Eligible  Directors  will be issued up to 1,000 shares of  Restricted  Stock in each of 2006 and 2007,  such
                    Restricted  Stock to be issued on the first dividend payment date with  respect to the  Common  Stock to occur in each of
                    2006 and 2007.

                    The  Committee  shall  determine  the  number  of  shares of
                    Restricted  Stock  to be  issued  to  each  of the  Eligible
                    Directors  (not to exceed  1,000 shares for each of 2006 and
                    2007)  based  on an  analysis  of the  amount  and  type  of compensation  paid to the members of the boards of directors of the Company's peer group, as well as other factors as may reasonably  be considered  by the  Committee.  Each grant of
                    Restricted  Stock shall be evidenced  by a Restricted  Stock
                    Award document,  which shall specify the number of shares of
                    Common Stock to be issued to the Eligible Director, the date of such issuance, the consideration for such shares, if any, by the Eligible Director,  the restrictions  imposed on such shares,  and the  conditions  of  release  or  lapse of such restrictions.  Notwithstanding  the above,  the restrictions imposed on any grant of  Restricted  Stock  Awards shall not lapse and the  shares  shall not vest  fewer  than three (3)
                    years after the date of grant. Stock certificates evidencing shares of Restricted Stock subject to restrictions  shall be held by the Company  until the  restrictions  on such shares shall  have  lapsed  and the  shares  shall  have  vested in accordance with the provisions of the Award.  Promptly after the lapse of  restrictions,  a certificate  or  certificates evidencing  the number of shares of Common Stock as to which the  restrictions  have  lapsed  shall be  delivered  to the
                    Eligible  Director  unless the Eligible  Director shall have elected to defer  receipt of those shares for an  additional
                    period   pursuant  to  the   Company's   Director   Deferred
                    Compensation  Plan.  The Eligible  Director shall deliver to the Corporation such further  assurance and documents as the
                    Committee may require.

         5.2        Grants to Employees

                    The  Committee  may,  in its  discretion,  grant one or more
                    Restricted Stock Awards to any eligible employee. Each grant of Restricted Stock shall be evidenced by a Restricted Stock
                    Award document,  which shall specify the number of shares of
                    Common Stock to be issued to the employee,  the date of such
                    issuance,   the  consideration  for  such  shares,  and  the
                    conditions of release or lapse of such  restrictions.  Stock certificates  evidencing  shares of Restricted Stock subject to  restrictions  shall  be held by the  Company  until  the restrictions on such shares shall have lapsed and the shares shall have vested in accordance  with the  provisions of the
                    Award.   Promptly  after  the  lapse  of   restrictions,   a
                    certificate or certificates  evidencing the number of shares of Common  Stock as to which the  restrictions  have  lapsed shall be  delivered  to the  employee.  The  employee  shall deliver  to  the  Corporation  such  further  assurance  and documents as the Committee may require.

         5.3        Restrictions

                    (a)   Pre-Vesting   Restraints.   Shares  of  Common   Stock
                    comprising  any  Restricted  Stock  Award  may not be  sold, assigned,  transferred,  pledged or otherwise disposed of or encumbered,  either voluntarily or involuntarily,  until the restrictions have lapsed.

                    (b) Dividend and Voting Rights. Unless otherwise provided in the applicable  Award  Document,  a Participant  receiving a
                    Restricted  Stock Award  shall be entitled to cash  dividend and voting rights for all shares of Common Stock issued even though they are not vested,  provided that such rights shall terminate immediately as to any Restricted Stock that ceases to be eligible for vesting.

                    (c) Accelerated  Vesting.  Unless otherwise  provided by the
                    Committee,  the restrictions on Restricted Stock shall lapse upon the Participant's termination of service as an employee or a Director of the Company,  as  applicable,  by reason of
                    Total Disability or death. In the event of the Retirement of a Participant the  restrictions on the Restricted Stock held by them shall not lapse but shall continue as specified when the Restricted Stock was awarded.

                    (d) Forfeiture.  Unless otherwise specified by the Committee or as  provided  in the last  sentence  of  Section  5.2(c),
                    Restricted  Stock  as to  which  the  restrictions  have not lapsed in  accordance  with the  provisions  of the Award or
                    pursuant  to  Section 5.2(c)   shall  be  forfeited  upon  a
                    Participant's  termination of service as an employee or as a member  of  the  Company's  Board  of  Directors.  Upon  the occurrence of any forfeiture of shares of Restricted  Stock, such forfeited shares shall be automatically  transferred to the  Company  without  payment of any  consideration  by the
                    Company and without any action by the  Participant and shall be available for future grants of Restricted Stock under the
                    Plan.

6.        MISCELLANEOUS PROVISIONS

          6.1       Adjustments Upon Changes in Capitalization

                    In the event of changes to the outstanding  shares of Common
                    Stock  of  the  Company  through  a  Business   Combination,
                    recapitalization,  reclassification,  stock split-up,  stock dividend,  stock consolidation or otherwise,  an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Awards or Director's  Options may be granted. A corresponding  adjustment  changing the number or kind of shares  and/or  the  purchase  price per share of unexercised  Stock  Options or portions  thereof which shall have been granted prior to any such change shall likewise be made.  Adjustments  or changes  under this Section  shall be made  by  the  Committee,  whose  determination  as to  what adjustments  or  changes  shall  be  made,  and  the  extent thereof, shall be final, binding and conclusive.

         6.2        Change of Control

                    Notwithstanding  any  other  provision  of this  Plan to the contrary,  unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change of Control:

                    (a)  Any  Stock  Options  outstanding  as of the  date  such
                         Change  of  Control  occurs,  and  which  are not  then
                         exercisable and vested,  shall become fully exercisable
                         and vested; and

                    (b)  Any  restrictions  applicable to any  Restricted  Stock outstanding  as of the  date  such  Change  of  Control
                         occurs  shall  lapse and such  Restricted  Stock  shall
                         become free of all  restrictions  and  limitations  and
                         become fully vested and transferable.

         6.3        Non-Transferability

                    No Award or Director's  Option shall be transferable  except by will or the laws of descent and  distribution,  nor shall any Award or  Director's  Option be  exercisable  during the
                    Participant's   lifetime  by  any  person   other  than  the
                    Participant  or his  guardian or legal  representative.  Any purported  transfer  contrary to this provision will be null and void and without effect.

         6.4        Withholding

                    The Company's  obligations  under this Plan shall be subject to  applicable  federal,  state and  local  tax  withholding requirements.  Federal,  state and local withholding tax due at the  time of a grant or upon the  exercise  of any  Award may, in the discretion of the  Committee,  be paid in shares of Common Stock already owned by the  Participant or through
                    the  withholding  of  shares  otherwise   issuable  to  such
                    Participant, upon such terms and conditions as the Committee shall  determine.  If the Participant  shall fail to pay, or make  arrangements  satisfactory  to the  Committee  for the payment, to the Company of all such federal, state and local taxes  required  to be  withheld  by the  Company,  then the
                    Company  shall,  to the extent  permitted  by law,  have the right to deduct from any payment of any kind  otherwise  due to such Participant an amount equal to any federal, state or local  taxes  of any kind  required  to be  withheld  by the
                    Company.

         6.5        Compliance with Law and Approval of Regulatory Bodies

                    No  Award  shall  be  exercisable  and  no  shares  will  be delivered  under  the Plan  except  in  compliance  with all applicable federal and state laws and regulations including, without  limitation,  compliance  with all federal and state securities laws and withholding  tax  requirements  and with the  rules of all  domestic  stock  exchanges  on which  the
                    Common Stock may be listed.  Any share certificate issued to evidence  shares for which an Award or Director's  Option is exercised  may bear  legends and  statements  the  Committee shall deem advisable to assure  compliance  with federal and state  laws  and  regulations.  No  Stock  Option  shall  be exercisable  and no shares will be delivered under the Plan, until the Company  has  obtained  consent or  approval  from regulatory  bodies,  federal or state,  having  jurisdiction over such matters as the  Committee may deem  advisable.  In the case of the  exercise  of a Stock  Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the  Participant,  the  Committee may require reasonable evidence as to the ownership of the Stock
                    Option  and may  require  consents  and  releases  of taxing authorities that it may deem advisable.

         6.6        No Right to Employment

                    Neither the adoption of the Plan nor its operation,  nor any document  describing  or referring to the Plan,  or any part thereof,  nor the  granting  of any Award  hereunder,  shall confer  upon any  Participant  under  the Plan any  right to continue in the employ of the Company or any Subsidiary,  or shall in any way affect  the right and power of the  Company or  any  Subsidiary  to  terminate  the  employment  of  any
                    Participant  at any time with or without  assigning a reason therefore, to the same extent as might have been done if the
                    Plan had not been adopted.

         6.7        Exclusion from Pension Computations

                    By  acceptance  of any Award under the Plan,  the  recipient shall be deemed to agree that any income  realized  upon the receipt or exercise  thereof or upon the  disposition of the shares received upon exercise will not be taken into account as "base remuneration",  "wages", "salary" or "compensation"
                    in determining the amount of any  contribution to or payment
                    or  any  other  benefit   under  any  pension,   retirement,
                    incentive,  profit-sharing or deferred  compensation plan of the Company or any Subsidiary.

         6.8        Abandonment of Options

                    A  Participant  may at any time abandon a Stock Option prior to its expiration  date. The abandonment  shall be evidenced in writing,  in such form as the  Committee may from time to time prescribe.  A Participant  shall have no further rights with respect to any Stock Option so abandoned.

         6.9        Severability

                    If any of the terms of  provisions of the Plan conflict with
                    the   requirements  of  Rule  16b-3,   then  such  terms  or
                    provisions  shall be deemed  inoperative as to directors and
                    officers   to  the  extent   they  so   conflict   with  the
                    requirements of Rule 16b-3.

         6.10       Interpretation of the Plan

                    Headings  are given to the  Sections of the Plan solely as a
                    convenience   to  facilitate   reference;   such   headings,
                    numbering and  paragraphing  shall not in any case be deemed in any way material or relevant to the  construction  of the
                    Plan  or any  provision  hereof.  The  use of the  masculine gender shall also include  within its meaning the  feminine.
                    The  use of the  singular  shall  also  include  within  its meaning the plural and vice versa.

         6.11       Use of Proceeds

                    Funds  received  by the Company  upon the  exercise of Stock
                    Options shall be used for the general corporate  purposes of the Company.

         6.12       Construction of Plan

                    The place of  administration  of this  Plan  shall be in the
                    State  of  New  York,   and  the   validity,   construction,
                    interpretation,  administration  and effect of this Plan and of its rules and  regulations,  and rights  relating to this
                    Plan, shall be determined solely in accordance with the laws of the State of New York.